                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         Midwest Federal Financial Corp

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                         Midwest Federal Financial Corp

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                      Midwest Federal Financial Corp. Logo

                                                                  March 21, 1997

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Midwest Federal Financial Corp. to be held at its main office, 1159 Eighth Street, Baraboo, Wisconsin, on Thursday, April 24, 1997, at 3:00 p.m., Central Time.

     The attached Notice of Annual Meeting of Stockholders and Proxy Statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation will be present to respond to any appropriate questions stockholders may have.

     To ensure proper representation of your shares at the Annual Meeting, please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                          Sincerely,

                                          GARY E. WEGNER

                                          Gary E. Wegner
                                          President and CEO

                        MIDWEST FEDERAL FINANCIAL CORP.
                               1159 EIGHTH STREET
                                  P.O. BOX 450
                         BARABOO, WISCONSIN 53913-0450
                                 (608) 356-7771
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 1997
                             ---------------------

     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders ("Meeting") of Midwest Federal Financial Corp. ("Corporation") will be held at the main office of the Corporation, 1159 Eighth Street, Baraboo, Wisconsin, on Thursday, April 24, 1997, at 3:00 p.m., Central Time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the following purposes:

          1. to elect two directors of the Corporation;

          2. to amend the Corporation's Articles of Incorporation to increase the number of authorized shares of Common Stock from 3,000,000 to 9,000,000; and

          3. to transact such other business as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on February 28, 1997, as the record date for the determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed Proxy Card which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Nancy L. Bilz
                                          NANCY L. BILZ

                                          SECRETARY

Baraboo, Wisconsin
March 21, 1997

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                                       OF
                        MIDWEST FEDERAL FINANCIAL CORP.
                               1159 EIGHTH STREET
                                  P.O. BOX 450
                         BARABOO, WISCONSIN 53913-0450
                                 (608) 356-7771
                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Midwest Federal Financial Corp. ("Midwest Federal" or "Corporation") to be used at the Annual Meeting of Stockholders ("Meeting") of the Corporation. The Meeting will be held at the Corporation's main office, 1159 Eighth Street, Baraboo, Wisconsin, on Thursday, April 24, 1997, at 3:00 p.m., Central Time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about March 21, 1997.

                             REVOCATION OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation at 1159 Eighth Street, P.O. Box 450, Baraboo, Wisconsin 53913-0450, or the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of Midwest Federal will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the election of the two director nominees and FOR the proposed amendment to the Corporation's Articles of Incorporation set forth below.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record as of the close of business on February 28, 1997, are entitled to one vote for each share of common stock of the Corporation ("Common Stock") then held. Stockholders are not permitted to cumulate their votes for the election of directors. As of February 28, 1997, the Corporation had 1,621,629 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of the holders of at least a majority of such issued and outstanding shares shall constitute a quorum at the Meeting.

     Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum at the Meeting. An abstention with respect to any proposal will have the effect of a vote against that proposal. A broker non-vote would occur with respect to a given proposal when a broker holding shares in street name (i.e., as nominee for the beneficial owner) returns an executed Proxy Card (or voting directions) indicating that the broker does not have discretionary authority to vote on a proposal. Under the rules of the national securities exchanges, brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares on all of the proposals being submitted at the Meeting. Broker non-votes, should they occur, are not considered entitled to vote on a specified matter.


     A plurality of the votes of the shares of Common Stock present in person or by proxy at the Meeting will be necessary for the election of directors. The affirmative vote of a majority of the total votes eligible to be cast at the Meeting will be required for the adoption of the amendment to the Corporation's Articles of Incorporation to increase the authorized shares of Common Stock.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports the following table sets forth, as of February 28, 1997 certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock at February 28, 1997. See "Proposal I -- Election of Directors" for information regarding beneficial ownership of Common Stock by the directors and nominees for director, the executive officers named in the Summary Compensation Table and all directors and executive officers as a group.


                                                              AMOUNT AND NATURE     PERCENT OF
                                                                OF BENEFICIAL      COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER                              OWNERSHIP        OUTSTANDING
------------------------------------                          -----------------    ------------
Baraboo Federal Bank, FSB Employee Stock Ownership Plan
  Trust(1)..................................................       193,578            11.94%
  1159 Eighth Street
  P.O. Box 450
  Baraboo, WI 53913
Joyce Weigel................................................       100,000             6.17%
  5387 Mariner's Cove Drive
  Unit 309
  Madison, WI 53704

---------------

(1) The Baraboo Federal Bank, FSB ("Bank") Employee Stock Ownership Plan ("ESOP") purchased 207,000 shares of the Common Stock for the exclusive benefit of participating employees with funds borrowed from the Corporation in connection with the Bank's conversion from mutual to stock form ("Conversion"). ESOP shares are held in a suspense account for allocation among participants on the basis of compensation as the loan is repaid. A committee appointed by the Board of Directors of the Corporation ("ESOP Committee") administers the ESOP. The ESOP Committee is composed of Gary E. Wegner, Dean Carter and Beverly Shook. The Board of Directors has appointed Gary E. Wegner as trustee for the ESOP ("ESOP Trustee"). The Board of Directors may instruct the ESOP Trustee regarding investments of funds contributed to the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP according to the instructions of the participating employees. Unallocated shares will be voted by the ESOP Trustee as directed by the ESOP Committee. As of February 28, 1997, 98,691 shares held by the ESOP were allocated to participants' accounts.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     The Corporation's Board of Directors is composed of seven members. The Corporation's Bylaws provide that Directors are to be elected for terms of three years, approximately one-third of whom are elected annually. Two directors will be elected at the Meeting to serve for a three-year period or until their respective successors have been elected and qualified. The Nominating Committee has nominated for election as directors George F. McArthur and Robert J. Schwarz. The nominees are current members of the Boards of Directors of the Corporation and the Bank. Each director of the Corporation is also a director of the Bank.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend or the Board of Directors may amend the Bylaws and reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The nominees must be elected by a plurality of the votes eligible to be cast at the Meeting, provided that a quorum is present.

     The following table sets forth as to each nominee for election as a director, and as to each director continuing in office, his name, age and principal occupation or occupations for the past five years, the year in which he was first elected as a director and the year in which his current term as a director expires.

                                                                                         YEAR
                                                                                         FIRST       YEAR
                                                                                        ELECTED      TERM
NAME                                     AGE(1)          PRINCIPAL OCCUPATION         DIRECTOR(2)   EXPIRES
----                                     ------          --------------------         -----------   -------
NOMINEES FOR DIRECTOR
George F. McArthur.....................    66     Chairman of the Board of the           1967        1997
                                                    Corporation and Bank; Vice
                                                    President of McArthur Towels,
                                                    Inc., Baraboo, Wisconsin
Robert J. Schwarz......................    60     Vice Chairman of the Board of the      1975        1997
                                                    Corporation and Bank; retired as
                                                    a principal in Schwarz Insurance
                                                    Agency, Prairie du Sac,
                                                    Wisconsin

DIRECTORS CONTINUING IN OFFICE
Gary E. Wegner.........................    47     President and Chief Executive          1988        1998
                                                  Officer of the Corporation and
                                                    Bank
Albert R. Dippel.......................    67     Retired as principal in Fishkin,       1979        1998
                                                  Dippel & Horman, Baraboo,
                                                    Wisconsin, a public accounting
                                                    firm
Dr. James D. Mathers...................    44     Private practitioner with Medical      1992        1998
                                                    Associates, S.C., Baraboo,
                                                    Wisconsin
David M. Gunderson.....................    47     President of Gunderson                 1990        1999
                                                  Construction Co., Inc. Portage,
                                                    Wisconsin
John D. Jenks..........................    64     President and Chief Executive          1978        1999
                                                  Officer of Equity Cooperative
                                                    Livestock Sales, Baraboo,
                                                    Wisconsin

---------------

(1) At December 31, 1996.
(2) Includes prior service on the Board of Directors of the Bank.

                        SECURITY OWNERSHIP OF MANAGEMENT



     The following table sets forth, as of February 28, 1997, the number of shares of Common Stock beneficially owned by each director and nominee for director, the executive officers named in the Summary Compensation Table, and all directors and executive officers of the Corporation as a group. The address of each of the persons named in the following table is: c/o Midwest Federal Financial Corp., 1159 Eighth Street, P.O. Box 450, Baraboo, Wisconsin 53913-0450.



                                                           SHARES OF COMMON STOCK
                                                           BENEFICIALLY OWNED AT
NAME                                                        FEBRUARY 28, 1997(1)     PERCENT OF CLASS
----                                                       ----------------------    ----------------
George F. McArthur.......................................          47,945                  2.96%
  Chairman of the Board
Robert J. Schwarz........................................          49,770                  3.07%
  Vice Chairman of the Board
Gary E. Wegner...........................................          94,097                  5.80%
  President and Chief Executive Officer and Director
Albert R. Dippel.........................................          36,750                  2.27%
  Director
David M. Gunderson.......................................          40,038                  2.47%
  Director
John D. Jenks............................................          22,300                  1.38%
  Director
Dr. James D. Mathers.....................................          18,925                  1.17%
  Director
Melvin Bindl
  Executive Officer......................................           6,600                   .41%
All directors and executive officers as a group (19
  persons)...............................................         412,780                 25.45%


---------------

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be the beneficial owner of shares if he has or shares voting or investment power with respect thereto. The table, therefore, includes shares owned by spouses and other immediate family members, shares held in retirement accounts or funds or in trust for the benefit of the named individuals, and shares over which the named individuals otherwise have or share voting or investment power. In accordance with Rule 13d-3, this table also includes 126,826 shares of Common Stock that are subject to outstanding stock options exercisable within 60 days of February 28, 1997; those shares are beneficially owned by the named individuals and all other executive officers as a group as follows: Mr. McArthur -- 8,850, Mr. Schwarz -- 13,350, Mr.
     Wegner -- 14,250, Mr. Dippel -- 10,350, Mr. Gunderson -- 10,350, Mr.
     Jenks -- 13,350, Mr. Mathers -- 8,175, and all other executive officers as a group -- 48,151.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Corporation and Bank conduct their business through meetings and committees of the Boards. During the fiscal year ended December 31, 1996, the Board of Directors of the Corporation held 12 meetings and the Board of Directors of the Bank held 12 meetings. No director of the Corporation or the Bank attended fewer than 75% of the total meetings of the Boards and committee, on which he served during this period.

     The Audit Committee, consisting of Directors Gunderson, Jenks, Mathers, and Schwarz, reviews the Bank's budget and audit performance and meets with the Bank's auditors. This Committee also oversees and monitors the Bank's system of internal controls by, among other things, monitoring and reviewing regulatory reports and the Internal Audit Department activities. This Committee met once during the year ended December 31, 1996.

     The Compensation Committee, consisting of Directors, Jenks, Schwarz, McArthur, and Wegner, presents its recommendations to the Board of Directors which reviews and adjusts compensation paid to the Bank's executive officers. This committee also reviews the Bank's personnel budget and fringe benefit policy. The recommendations of the Compensation Committee are presented to the Board of Directors annually. This Committee met once during the year ended December 31, 1996.

     The Corporation's Bylaws provide that the Board of Directors shall act as a nominating committee for selecting the management nominees for election as directors. The Bylaws also provide that no nominations for directors, except those made by the nominating committee, will be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the Secretary of the Corporation in accordance with the provisions of the Corporation's Articles of Incorporation. The Articles of Incorporation provide that notice of a stockholder's intent to make a nomination for director at the meeting ("stockholder notice") must be given not less than 30 days nor more than 60 days prior to the meeting; provided, however, that if less than 31 days notice of the meeting is given to stockholders by the Corporation, a stockholder notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. If properly made, such nominations will be considered by stockholders at the meeting. The Board of Directors of the Corporation met once in its capacity as the nominating committee during the fiscal year ended December 31, 1996.


                             DIRECTOR COMPENSATION

     Members of the Board of Directors of the Bank receive $775 for each monthly Board meeting attended. The Chairman of the Board of the Bank receives $800 for each monthly meeting attended. Members of the Board of Directors of the Corporation receive $100 for each board meeting attended. Total fees paid to directors during the fiscal year ended December 31, 1996, were $83,100. No additional fees are paid for service on committees of the Board of the Bank or the Corporation.

     Directors Deferred Compensation Plan. Directors may elect to defer the directors' fees paid to them by the Bank and the Corporation until retirement with no income tax payable by the director until retirement benefits are received. This alternative is made available to them through a deferred compensation plan for directors adopted by the Bank in 1980.

     If a participating director's service as a director is terminated on or after he has attained the age of 55, the Bank shall pay an amount equal to the fair market value of the assets in his account to him or his heirs in a lump sum or over a period of ten years with one-tenth of the principal plus all interest earned on the account since the date of the last payment payable each year. The payments begin in the first year following termination. The estimated liability under the agreement is accrued as earned by the director. The plan contains certain hardship withdrawal provisions. The plan also permits employees to participate in the plan at the discretion of the Board of Directors; however, no employees other than Gary E. Wegner are currently participating in the plan.

                             EXECUTIVE COMPENSATION

     Summary Compensation Information. The following table sets forth compensation information for the fiscal years 1994 through 1996 with respect to the Corporation's President and Chief Executive Officer and to the Bank's next highest paid officer whose compensation salary exceeded $100,000. The amounts reflected in the table were paid by the Bank for services rendered to the Bank. Officers of the Corporation do not receive any additional compensation for serving in such capacities.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                       ANNUAL COMPENSATION         ------------
                                                 -------------------------------    SECURITIES
                                                                    OTHER ANNUAL    UNDERLYING      ALL OTHER
                                                 SALARY    BONUS    COMPENSATION      STOCK        COMPENSATION
NAME AND PRINCIPAL POSITION               YEAR     ($)      ($)        ($)(1)       OPTIONS(#)         ($)
---------------------------               ----   -------   ------   ------------   ------------    ------------
Gary E. Wegner..........................  1996   101,000   25,400      10,500            --           26,193(2)
  President and                           1995    91,850   13,750       9,825         1,500           14,770(3)
  Chief Executive                         1994    83,500   10,000       8,700            --           11,113(4)
  Officer
Melvin Bindl............................  1996   106,325       --          --            --              419(5)
  Sr. Vice President                      1995        --       --          --            --            9,500(6)


---------------

(1) Director fees.

(2) This number represents $2,614 in 401(k) contributions, $22,903 in employee stock ownership plan contribution (based on 1,238 shares multiplied by a per share price of $18.50, representing the fair market value of the Common Stock as reported on the Nasdaq "Small-Cap" Market on December 31, 1996) and $676 for insurance premiums paid by the Bank.


(3) This number represents $2,174 in 401(k) contributions, $12,051 in employee stock ownership plan contribution (based on 1,236 shares multiplied by a per share price of $9.75, representing the fair market value of the Common Stock as reported on the Nasdaq "Small-Cap" Market on December 31, 1995) and $545 for insurance premiums paid by the Bank.


(4) This number represents $1,856 in 401(k) contributions, $8,736 in employee stock ownership plan contribution (based on 1,379 shares multiplied by a per share price of $6.33, representing the fair market value of the Common Stock as reported on the Nasdaq "Small-Cap" Market on December 31, 1994) and $521 for insurance premiums paid by the Bank.


(5) This number represents $419 for insurance premiums paid by the Bank.

(6) This number represents a signing bonus of 1,000 shares of Midwest Federal Financial Corp. Common Stock with a market value of $9,500.00.

     The following table sets forth information regarding the fiscal year-end values of unexercised stock options held by the named executive officer.

             AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR


                    AND FISCAL YEAR-END STOCK OPTION VALUES


                                                           NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED              IN-THE-MONEY
                                 SHARES                   STOCK OPTIONS AT FISCAL            STOCK OPTIONS
                               ACQUIRED ON    VALUE            YEAR END (#)              AT FISCAL YEAR END ($)
                                EXERCISE     REALIZED   ---------------------------   ----------------------------
NAME                               (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                           -----------   --------   -----------   -------------   -----------    -------------
Gary E. Wegner...............    40,500      606,089      14,250             0          204,625(1)          0


---------------

(1) This amount represents the difference between the exercise prices and the market value of one share of the Corporation's Common Stock on December 31, 1996, multiplied by the number of shares.

     Employment Agreements. The Corporation and the Bank (collectively the "Employers") are parties to a three-year employment agreement with Messrs. Gary
E. Wegner and Melvin Bindl. Under these agreements, Mr. Wegner's 1997 salary level is $117,800 and Mr. Bindl's 1997 salary level is $66,000, which will be paid by the Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. Messrs. Wegner's and Bindl's salaries may not be decreased during the term of employment agreement without their prior written consent. On each anniversary of the commencement date of the agreements, the term of the agreements may be extended by action of the Board of Directors for an additional year unless a notice of termination of the agreement is given. The agreements are terminable by the Employers for just cause at any time or in certain events specified by Office of Thrift Supervision ("OTS") regulations.

     The employment agreements provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Corporation. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, officers are assigned duties inconsistent with their positions, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as, among other things, any time during the period of employment when a change of control is deemed to have occurred under OTS or a change in the composition of a majority of the Board of Directors of the Corporation occurs.

     The severance payments from the Employers will equal 2.99 times the average annual compensation during the then preceding five years. Such amount will be paid within five business days following the termination of employment, unless Messrs. Wegner and Bindl elect to receive equal monthly installments over a three-year period. Section 280G of the Internal Revenue Code of 1986, as amended, states that severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers are not entitled to deduct the amount of such excess payments. The employment agreements provide that if the severance payments to Messrs. Wegner and Bindl constitute parachute payments in the opinion of counsel to the Employers, then Messrs. Wegner and Bindl may elect to receive the maximum amount of severance payments that can be paid without constituting excess parachute payments, or if Messrs. Wegner and Bindl did not make such election, then the Employer shall pay a lump sum cash payment equal to 2.99 times the base compensation.

     The agreements restrict Messrs. Wegner's and Bindl's right to compete against the Employers for a period of three years from the date of termination of their employment if they voluntarily terminate their employment, except in the event of a change in control, or if the Employers terminate their employment for cause.

                          TRANSACTIONS WITH MANAGEMENT

     Effective with the passage of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, officers and directors of the Bank are prohibited from receiving any loan or extension of credit at other than market rates and terms. The Bank adopted a policy effective on the date of such legislation to discontinue granting preferred loans to directors and officers. Beginning January 1, 1990, directors, officers and employees no longer receive any loans on preferred terms. The terms of existing loans will not change, as allowed by the legislation. At December 31, 1996 no loans outstanding to directors, officers and employees were on preferred terms.

             PROPOSAL NO. 2 -- APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors by unanimous vote on January 21, 1997 adopted resolutions approving and recommending that the shareholders adopt an amendment to Article VI of the Corporation's Articles of

Incorporation (the "Articles") to increase its total authorized capital stock from 4,000,000 to 10,000,000 shares and its authorized common stock from 3,000,000 to 9,000,000 shares. The rights and limitations of the Common Stock would remain unchanged under the amendment. The Common Stock does not have preemptive rights. The Corporation's Articles also authorize 1,000,000 shares of serial preferred stock, $.01 par value per share. At February 28, 1997, the Corporation did not have any shares of preferred stock outstanding.

     In recent years, the Corporation has declared several stock splits in the form of 100% stock distributions. The Corporation declared a two-for-one stock split in the form of a stock dividend in May 1996 and a three-for-two stock split in the form of a stock dividend in May 1995. Payment of these two stock splits required 1,379,973 shares of Common Stock which significantly reduced the number of authorized shares available for future issuance. At February 28, 1997, the Corporation had 1,621,629 shares of Common Stock issued and outstanding, and 448,369 shares issued and held by the Corporation as treasury stock. An additional 286,826 shares were reserved for issuance under the Corporation's incentive stock plans or upon exercise of options issued under incentive stock plans. Thus, as of February 28, 1997, the Corporation had 643,176 shares of Common Stock available for future issuance. Adoption of the proposed amendment would increase the number of authorized shares of Common Stock available for future issuance to 6,643,176 shares. The additional shares of Common Stock for which authorization is sought would, if and when issued, have the same rights and privileges as the presently outstanding shares of Common Stock.

     The proposed increase in the authorized Common Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized but unissued shares is available to provide the Corporation with additional Common Stock for (i) general corporate needs, such as future stock dividends or stock splits, (ii) raising additional capital to finance the operations of the Corporation, (iii) facilitating the acquisition of other financial institutions and (iv) providing for future equity-based compensation for the Corporation's employees and directors. There currently are no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized (other than under its incentive stock plans).

     All of the additional shares of authorized Common Stock would be available for issuance without any further action by the shareholders, unless required by the Articles, the Corporation's bylaws or applicable law. Although the Board of Directors has no present intention of doing so, authorized but unissued shares of Common Stock (or shares of Common Stock held as treasury shares) could be issued, subject to applicable law and regulatory requirements, in one or more transactions that would make a takeover of the Corporation more difficult. Issuances of Common Stock by their very nature dilute the voting power of already outstanding stock and can, depending upon their issuance price, dilute the economic value of outstanding stock as well.

     The increase in authorized shares of Common Stock has not been proposed for an antitakeover-related purpose, and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Corporation.

     If the amendment to the Articles is adopted, the first sentence of the first paragraph of Article VI of the Articles will be amended to read as follows (with the changed portion in italics):

          "The total number of shares of all classes of the capital stock which the Corporation has authority to issue is 10,000,000 of which 9,000,000 shall be common stock, $.01 par value per share, and 1,000,000 shall be serial preferred stock, $.01 par value per share."

     The affirmative vote of a majority of the total votes eligible to be cast at the Meeting will be required for adoption of the proposed amendment to increase the authorized Common Stock. All of the Corporation's directors have expressed their intent to vote for the proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED INCREASE IN THE AUTHORIZED COMMON STOCK. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR SUCH PROPOSAL UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

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

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Based solely on a review of copies of Forms 3, 4 and 5 beneficial ownership reports and amendments thereto furnished to the Corporation, the Corporation believes that its directors, officers and greater than 10% stockholders complied with all applicable requirements of Section 16(a) of the Exchange Act during the fiscal year ended December 31, 1996.

                                    AUDITORS

     On October 4, 1996, the Registrant dismissed Wipfli Ullrich Bertelson CPAs ("Wipfli") as the Registrant's certifying accountants. In connection with Wipfli's report on the Registrant's consolidated financial statements for the two most recent fiscal years ended December 31, 1994 and 1995, such reports did not contain an adverse opinion or disclaimer opinion, nor were the reports modified as to uncertainty, audit scope, or accounting principles.


     Wipfli's dismissal was approved by Registrant's Board of Directors. During the Registrant's two most recent fiscal years and any subsequent interim period through the date of dismissal, there were no disagreements or "reportable events" with Wipfli, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Wipfli, would have caused it to make reference to the subject of such disagreement in connection with its reports.


     The Registrant formally engaged McGladrey & Pullen, LLP on October 4, 1996 as its new certifying accountants.


                                 OTHER MATTERS

     The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than the matter described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons holding the proxies.


                              FINANCIAL STATEMENTS

     The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on February 28, 1997. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation at 1159 Eighth Street, P.O. Box 450, Baraboo, Wisconsin 53913-0450. Such Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

                                 MISCELLANEOUS

     The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

                             STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 1159 Eighth Street, P.O. Box 450, Baraboo, Wisconsin 53913-0450, no later than November 21, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Nancy L. Bilz
                                          NANCY L. BILZ

                                          SECRETARY

Baraboo, Wisconsin
March 21, 1997

                                  FORM 10-KSB

A COPY OF THE FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO NANCY L. BILZ, SECRETARY, MIDWEST FEDERAL FINANCIAL CORP., 1159 EIGHTH STREET, P.O. BOX 450, BARABOO, WISCONSIN 53913-0450.

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